SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): August 5, 1998


                         LOCKHART CARIBBEAN CORPORATION

             (Exact Name of Registrant as Specified in its Charter)


                               U.S. Virgin Islands
         (State or Other Jurisdiction of Incorporation or Organization)



          333-35105                                   65-0491618
     Commission File Number)             (I.R.S. EmployerIdentification Number)



       No. 44 Estate Thomas
      St. Thomas, U.S. Virgin Islands                    00801
  (Address of Principal Executive Officers)            (Zip Code)


       Registrant's telephone number, including area code (340) 776-1900



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Item 5.           Other Events.

                  On August 5, 1998, the Registrant issued a press release regarding the acquisition of two insurance companies. A copy of the Registrant's press release has been filed as Exhibit 99.1 to this report.

Item  7.          Financial Statements and Exhibits

                  (a)      Financial Statements of Business acquired.

                           Not required.

                  (b) Pro form financial information

                           Not required

                  (c)      Exhibits

                           99.1      Press Release dated August 5, 1998

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 26, 1998                      LOCKHART CARIBBEAN CORPORATION



                                            By:   /s/ John P. deJongh, Jr.
                                                 -------------------------
                                                 John P. deJongh, Jr.
                                                 President and Chief Operating
                                                 Officer